UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 28, 2018 (Date of earliest event reported)
ACOLOGY, INC. (Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-29381 (Commission File Number)	65-0207200 (IRS Employer Identification Number)

1620 Commerce St. Corona, CA (Address of principal executive offices)		92880 (ZIP Code)
(844) 226-5649 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 28, 2018, the Registrant filed Articles of Amendment to its Articles of Incorporation with the Secretary of State of the State of Florida, under which it changed its corporate name to MEDTAINER, INC. The amendment was effective upon filing. In accordance with Florida law, the amendment was adopted by the board of directors and approved by the consent of shareholders having not less than the minimum number of votes of the common stock of the Corporation necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

d. Exhibits

Exhibit	Description	Method of Filing
3	Articles of Amendment to the Articles of Incorporation of the Registrant, filed on August 28, 2018	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACOLOGY, INC.

By:  /s/ Curtis Fairbrother

Chief Executive Officer

Date: September 21, 2018